UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 25, 2004

BEAR STEARNS ASSET BACKED SECURITIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-91334 (Commission File Number)	13-3836437 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities Trust Asset-Backed Certificates, Series 2003-HE1, which was made on March 25, 2004.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 5.05 of the Pooling and Servicing Agreement for the distribution on March 25, 2004.
(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES, INC.,REGISTRANT

Date: March 30, 2004	By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2003-HE1
ABN AMRO Acct: 720757.5
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Administrator:
Ted Novak 312.904.7053
theodore.novak@abnamro.com
Analyst:
Dinsmore Sohn 714.238.6758
dinsmore.sohn@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Rating Information
Asset-Backed Facts ~ 15 Month Status Summary Part I
Asset-Backed Facts ~ 15 Month Status Summary Part II
Asset-Backed Facts ~ 15 Month Payoff/Loss Summary
Realized Loss Detail

Page 3-6

Page 9-12

Page 14-17

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS003HE1
BS003HE1_200403_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
30-Dec-03
26-Jan-04
25-Jan-34
Parties to The Transaction
Issuer: Bear Stearns Asset Backed Securities, Inc.
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's Rating Services
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

24-Mar-2004 - 08:55 (P564-P577) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.605118%
1.090000%
1.090000%
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2003-HE1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
350
REMIC II
Statement Date:
ABN AMRO Acct: 720757.5
975.269028882
35.024511808
0.000000000
940.244517074
1.013467105
1.290000000%
0.00
0.00
0.000000000
1.29000000%
0.000000000
07384YNY8
I-A-1
77,869,000.00
75,943,224.01
2,727,323.71
0.00
73,215,900.30
78,917.67
1000.000000000
0.000000000
0.000000000
1000.000000000
1.321111081
1.640000000%
0.00
0.00
0.000000000
1.64000000%
0.000000000
07384YNZ5
I-A-2
73,811,000.00
73,811,000.00
0.00
0.00
73,811,000.00
97,512.53
967.967095948
23.652415336
0.000000000
944.314680612
1.115044314
1.430000000%
0.00
0.00
0.000000000
1.43000000%
0.000000000
07384YPA8
II-A
181,660,000.00
175,840,902.65
4,296,697.77
0.00
171,544,204.88
202,558.95
1000.000000000
0.000000000
0.000000000
1000.000000000
1.466111071
1.820000000%
0.00
0.00
0.000000000
1.82000000%
0.000000000
07384YPB6
M-1
27,514,000.00
27,514,000.00
0.00
0.00
27,514,000.00
40,338.58
1000.000000000
0.000000000
0.000000000
1000.000000000
2.166944289
2.690000000%
0.00
0.00
0.000000000
2.69000000%
0.000000000
07384YPC4
M-2
23,281,000.00
23,281,000.00
0.00
0.00
23,281,000.00
50,448.63
1000.000000000
0.000000000
0.000000000
1000.000000000
2.287777778
2.840000000%
0.00
0.00
0.000000000
2.84000000%
0.000000000
07384YPD2
M-3
7,407,000.00
7,407,000.00
0.00
0.00
7,407,000.00
16,945.57
1000.000000000
0.000000000
0.000000000
1000.000000000
2.408611926
2.990000000%
0.00
0.00
0.000000000
2.99000000%
0.000000000
07384YPE0
M-4
6,138,000.00
6,138,000.00
0.00
0.00
6,138,000.00
14,784.06
1000.000000000
0.000000000
0.000000000
1000.000000000
2.690555993
3.340000000%
0.00
0.00
0.000000000
3.34000000%
0.000000000
07384YPF7
M-5
6,349,000.00
6,349,000.00
0.00
0.00
6,349,000.00
17,082.34
1000.000000000
0.000000000
0.000000000
1000.000000000
4.100278030
5.090000000%
0.00
0.00
0.000000000
5.09000000%
0.000000000
07384YPG5
M-6
5,503,000.00
5,503,000.00
0.00
0.00
5,503,000.00
22,563.83
1000.000000000
0.000000000
0.000000000
1000.000000000
138.631922179
0.00
0.00
0.000000000
0.00000000%
0.000000000
07383GCV6
CE
13,756,843.59
13,756,843.59
0.00
0.00
13,756,843.59
1,907,137.67
1000.000000000
0.000000000
0.000000000
1000.000000000
1308428.600000000
0.00
130,842.86
1308428.600000000
N/A
0.000000000
N
07383GCR5
P
100.00
100.00
0.00
0.00
100.00
130,842.86
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07383GCS3
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07383GCT1
R-II
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
130,842.86
423,288,843.59
415,543,970.25
9,603,154.17
Total
408,519,948.77
7,024,021.48
0.00
2,579,132.69
24-Mar-2004 - 08:55 (P564-P577) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2003-HE1
ABN AMRO Acct: 720757.5
Cash Reconciliation Summary
Statement Date:
Interest Summary
Total Trustee Fees
Available Interest
2,587,924.73
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
334,439.71
20,080.59
6,669,501.18
0.00
0.00
0.00
9,613,435.24
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
415,543,970.25
334,439.71
6,591,668.16
0.00
0.00
0.00
408,519,948.77
2,533
31
0
0
2,502
117,677.54
Extra Principal
Trigger Event
No
0.00
7,024,021.48
Overcollateralization Amount
13,756,843.59
Less Extra Principal
Remittance Interest
0.00
2,587,924.73
0.00
6,689,581.77
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,489.03
2,589,413.76
Total Fees
129,795.06
Insurance Premium
Reimbursement Amount
Other
Total Reimbursement Amount
Rolling 3-Month Delinquency
0.00
0.00
Class II-A Policy - Interest
Class II-A Policy - Principal
1.28%
Total LPMI Fee
1,836.45
1,489.03
8,792.05

24-Mar-2004 - 08:55 (P564-P577) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2003-HE1
ABN AMRO Acct: 720757.5
Cash Reconciliation Summary
Statement Date:
Fixed Loans
Interest Summary
Total Trustee Fees
Available Interest
1,019,624.80
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
152,564.92
10,982.48
1,023,383.56
0.00
0.00
0.00
2,207,170.70
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
171,608,645.46
152,564.92
1,034,366.04
0.00
0.00
0.00
170,421,714.50
1,152
7
0
0
1,145
71,503.60
Extra Principal
Trigger Event
No
0.00
1,186,930.96
Overcollateralization Amount
Less Extra Principal
Remittance Interest
0.00
1,019,624.80
0.00
1,034,366.04
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(614.93
1,020,239.74
Total Fees
81,542.20
Insurance Premium
Reimbursement Amount
Other
Total Reimbursement Amount
Rolling 3-Month Delinquency
0.00
0.00
Class II-A Policy - Interest
Class II-A Policy - Principal
1.28%
Total LPMI Fee
631.63
614.93
8,792.05

24-Mar-2004 - 08:55 (P564-P577) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2003-HE1
ABN AMRO Acct: 720757.5
Cash Reconciliation Summary
Statement Date:
228 ARM Loans
Interest Summary
Total Trustee Fees
Available Interest
1,344,925.90
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
168,231.14
8,804.68
5,121,474.96
0.00
0.00
0.00
6,644,250.45
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
227,097,674.25
168,231.14
5,040,195.77
0.00
0.00
0.00
221,799,163.47
1,306
22
0
0
1,284
43,223.17
Extra Principal
Trigger Event
No
0.00
5,298,510.78
Overcollateralization Amount
Less Extra Principal
Remittance Interest
0.00
1,344,925.90
0.00
5,130,279.64
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(813.77
1,345,739.67
Total Fees
53,942.81
Insurance Premium
Reimbursement Amount
Other
Total Reimbursement Amount
Rolling 3-Month Delinquency
0.00
0.00
Class II-A Policy - Interest
Class II-A Policy - Principal
1.28%
Total LPMI Fee
1,113.83
813.77
8,792.05

24-Mar-2004 - 08:55 (P564-P577) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2003-HE1
ABN AMRO Acct: 720757.5
Cash Reconciliation Summary
Statement Date:
327 ARM Loans
Interest Summary
Total Trustee Fees
Available Interest
92,531.16
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
13,643.65
293.43
524,642.66
0.00
0.00
0.00
631,171.23
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
16,837,650.54
13,643.65
517,106.35
0.00
0.00
0.00
16,299,070.80
75
2
0
0
73
2,950.76
Extra Principal
Trigger Event
No
0.00
538,579.74
Overcollateralization Amount
Less Extra Principal
Remittance Interest
0.00
92,531.16
0.00
524,936.09
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(60.33
92,591.49
Total Fees
11,894.13
Insurance Premium
Reimbursement Amount
Other
Total Reimbursement Amount
Rolling 3-Month Delinquency
0.00
0.00
Class II-A Policy - Interest
Class II-A Policy - Principal
1.28%
Total LPMI Fee
90.99
60.33
8,792.05

24-Mar-2004 - 08:55 (P564-P577) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2003-HE1
ABN AMRO Acct: 720757.5
Bond Interest Reconciliation
Prior
Other
Additions
Interest
Losses
Current
Cumulative
Accrual
Risk Carry-
forward Amt
Interest
Interest
Payment
Amount
Interest
Certificate
Interest
Losses
Shortfall
Int. Carry-
Proceeds
Risk Carry-
Certificate
Agreement
Amt Deposited
From YM
Method Days
Basis
Remaining
Statement Date:
Distributable
Prior
Applied Realized
Remaining
Int. Carry-
forward Amt
Principal
Principal
Extra
Prepayments
Shortfalls
Net
Cap
Rate
Y/N
0.00
0.00
0.00
I-A-1
29
78,917.67
0.00
78,917.67
78,917.67
Act/360
0.00
0.00
0.00
0.00
2,562,175.25
N
0.00
0.00
0.00
0.00
0.00
I-A-2
29
97,512.53
0.00
97,512.53
97,512.53
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
II-A
29
202,558.95
0.00
202,558.95
202,558.95
Act/360
0.00
0.00
0.00
0.00
4,127,406.52
N
0.00
0.00
0.00
0.00
0.00
M-1
29
40,338.58
0.00
40,338.58
40,338.58
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
M-2
29
50,448.63
0.00
50,448.63
50,448.63
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
M-3
29
16,945.57
0.00
16,945.57
16,945.57
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
M-4
29
14,784.06
0.00
14,784.06
14,784.06
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
M-5
29
17,082.34
0.00
17,082.34
17,082.34
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
M-6
29
22,563.83
0.00
22,563.83
22,563.83
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
CE
30
1,907,137.67
0.00
1,907,137.67
1,907,137.67
30/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
P
30
0.00
0.00
130,842.86
130,842.86
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
2,448,289.83
2,579,132.69
2,579,132.69
0.00
0.00
0.00
0.00
6,689,581.77
0.00
0.00
(2) Principal Prepayments include the Extra Principal Amount
24-Mar-2004 - 08:55 (P564-P577) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2003-HE1
ABN AMRO Acct: 720757.5
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
R-I
07383GCS3
NR
NR
NR
I-A-1
07384YNY8
NR
Aaa
AAA
I-A-2
07384YNZ5
NR
Aaa
AAA
II-A
07384YPA8
NR
Aaa
AAA
M-1
07384YPB6
NR
Aa2
AA
M-2
07384YPC4
NR
A2
A
M-3
07384YPD2
NR
A3
A-
M-4
07384YPE0
NR
Baa1
BBB+
M-5
07384YPF7
NR
Baa2
BBB
M-6
07384YPG5
NR
Baa3
BBB-
CE
07383GCV6
NR
NR
NR
P
07383GCR5
NR
NR
NR
R-II
07383GCT1
NR
NR
NR

24-Mar-2004 - 08:55 (P564-P577) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2003-HE1
ABN AMRO Acct: 720757.5
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
7.95%
8.71%
2.04%
1.65%
16
0.64%
2,847,448
0.70%
0.04%
0.04%
0.00%
0.00%
25-Mar-04
199
35,567,559
51
6,754,797
1
183,201
0
0
2,235
363,166,943
89.33%
88.90%
11.73%
13.27%
1.03%
1.18%
3
0.12%
397,789
0.10%
0.00%
0.00%
0.00%
0.00%
25-Feb-04
297
55,139,056
26
4,885,181
0
0
0
0
2,207
355,121,944
87.13%
85.46%
4.96%
5.35%
0.12%
0.07%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jan-04
127
22,499,126
3
300,830
0
0
0
0
2,429
397,983,918
94.92%
94.58%

24-Mar-2004 - 08:55 (P564-P577) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2003-HE1
ABN AMRO Acct: 720757.5
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Fixed Loans
6.64%
7.78%
0.96%
0.52%
6
0.52%
531,706
0.31%
0.00%
0.00%
0.00%
0.00%
25-Mar-04
76
13,265,589
11
878,787
0
0
0
0
1,052
155,745,634
91.88%
91.39%
8.42%
10.48%
0.78%
0.87%
1
0.09%
26,943
0.02%
0.00%
0.00%
0.00%
0.00%
25-Feb-04
97
17,980,706
9
1,495,766
0
0
0
0
1,045
152,105,230
90.71%
88.63%
3.97%
4.78%
0.17%
0.07%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jan-04
46
8,271,212
2
113,183
0
0
0
0
1,110
164,604,920
95.85%
95.15%

24-Mar-2004 - 08:55 (P564-P577) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2003-HE1
ABN AMRO Acct: 720757.5
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
228 ARM Loans
8.88%
9.16%
3.04%
2.58%
10
0.78%
2,315,743
1.04%
0.08%
0.00%
0.00%
0.00%
25-Mar-04
114
20,307,275
39
5,721,275
1
0
0
0
1,120
193,454,870
87.23%
87.22%
14.62%
15.31%
1.30%
1.49%
2
0.15%
370,845
0.16%
0.00%
0.00%
0.00%
0.00%
25-Feb-04
191
34,769,479
17
3,389,416
0
0
0
0
1,096
188,567,934
83.92%
83.03%
5.96%
6.00%
0.08%
0.08%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jan-04
79
13,848,542
1
187,647
0
0
0
0
1,246
216,906,279
93.97%
93.92%

24-Mar-2004 - 08:55 (P564-P577) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2003-HE1
ABN AMRO Acct: 720757.5
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
327 ARM Loans
12.33%
12.24%
1.37%
0.95%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-04
9
1,994,695
1
154,735
0
0
0
0
63
14,149,641
86.30%
86.81%
12.00%
14.19%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-04
9
2,388,871
0
0
0
0
0
0
66
14,448,780
88.00%
85.81%
2.67%
2.25%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jan-04
2
379,372
0
0
0
0
0
0
73
16,472,719
97.33%
97.75%

24-Mar-2004 - 08:55 (P564-P577) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2003-HE1
ABN AMRO Acct: 720757.5
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
25-Mar-04
0
0
0
0
1
70,626
0
0
1
183,201
0
0
0.00%
0.00%
0.00%
0.00%
0.04%
0.04%
0.04%
0.02% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.04%
0.03%
0
0
1
111,600
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Feb-04
0
0
0
0
1
70,662
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.04%
0.02% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.08%
0.04%
0
0
2
166,523
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Jan-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Mar-2004 - 08:55 (P564-P577) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2003-HE1
ABN AMRO Acct: 720757.5
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
25-Mar-04
2,502
97.35%
408,519,949
96.51%
1.22%
1.61%
0
0.00%
0
0.00%
350
7.61%
7.10%
31
6,669,501
0.00
0.00%
0.00
0.00
0.00
25-Feb-04
2,533
98.56%
415,543,970
98.17%
1.02%
1.16%
0
0.00%
0
0.00%
351
7.61%
7.10%
26
4,874,494
0.00
0.00%
0.00
0.00
0.00
26-Jan-04
2,559
99.57%
420,783,873
99.41%
0.43%
0.51%
0
0.00%
0
0.00%
352
7.61%
7.10%
11
2,146,947
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Mar-2004 - 08:55 (P564-P577) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2003-HE1
ABN AMRO Acct: 720757.5
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Fixed Loans
25-Mar-04
1,145
44.55%
170,421,715
40.26%
0.61%
0.60%
0
0.00%
0
0.00%
343
7.64%
7.13%
7
1,023,384
0.00
0.00%
0.00
0.00
0.00
25-Feb-04
1,152
44.82%
171,608,645
40.54%
0.52%
0.70%
0
0.00%
0
0.00%
344
7.64%
7.13%
6
1,213,095
0.00
0.00%
0.00
0.00
0.00
26-Jan-04
1,158
45.06%
172,989,315
40.87%
0.17%
0.12%
0
0.00%
0
0.00%
345
7.64%
7.13%
2
209,019
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Mar-2004 - 08:55 (P564-P577) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2003-HE1
ABN AMRO Acct: 720757.5
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
228 ARM Loans
25-Mar-04
1,284
49.96%
221,799,163
52.40%
1.68%
2.26%
0
0.00%
0
0.00%
355
7.62%
7.11%
22
5,121,475
0.00
0.00%
0.00
0.00
0.00
25-Feb-04
1,306
50.82%
227,097,674
53.65%
1.51%
1.59%
0
0.00%
0
0.00%
356
7.62%
7.11%
20
3,661,399
0.00
0.00%
0.00
0.00
0.00
26-Jan-04
1,326
51.60%
230,942,468
54.56%
0.67%
0.83%
0
0.00%
0
0.00%
357
7.62%
7.11%
9
1,937,928
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Mar-2004 - 08:55 (P564-P577) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2003-HE1
ABN AMRO Acct: 720757.5
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
327 ARM Loans
25-Mar-04
73
2.84%
16,299,071
3.85%
2.67%
3.12%
0
0.00%
0
0.00%
355
7.11%
6.59%
2
524,643
0.00
0.00%
0.00
0.00
0.00
25-Feb-04
75
2.92%
16,837,651
3.98%
0.00%
0.00%
0
0.00%
0
0.00%
356
7.11%
6.59%
0
0
0.00
0.00%
0.00
0.00
0.00
26-Jan-04
75
2.92%
16,852,091
3.98%
0.00%
0.00%
0
0.00%
0
0.00%
357
7.11%
6.59%
0
0
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Mar-2004 - 08:55 (P564-P577) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2003-HE1
ABN AMRO Acct: 720757.5
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
24-Mar-2004 - 08:55 (P564-P577) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..